UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025 (April 16, 2025)

Silver Point Specialty Lending Fund

(Exact name of registrant as specified in its charter)

Maryland	000-56533	47-1577585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Greenwich Plaza, Suite 1 Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 542-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2025, Silver Point Specialty Lending Fund (the “Fund”) completed Amendment No. 20 (the “Amendment”) with respect to the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”) among Specialty Credit Facility, as borrower (the “Borrower”), Specialty Credit Services, LLC, as servicer (the “Servicer”), Deutsche Bank AG, New York Branch (“DBNY”), as facility agent (in such capacity, the “Facility Agent”), and DBNY and Customers Bank (“Customers”), as lenders (in such capacity, each a “Lender” and collectively, the “Lenders”).

The Amendment, among other things, (i) removes EverBank, N.A. (“Departing Lender”) as party to the Loan Agreement or any other Transaction Document, (ii) reallocates the Departing Lender’s outstanding Commitment of $37,500,000 to DBNY, as the purchasing lender and (iii) waives certain requirements of the Loan Agreement and amends the Loan Agreement in accordance with Section 17.2 of the Loan Agreement (which includes adding a committed Optional Increased Facility Amount of $50,000,000, reducing the Applicable Margin from 2.85% to 1.70%, extending the Revolving Period by three years, extending the Facility Termination Date to April 17, 2031, increasing the Maximum Portfolio Advance Rate from 60% to 65% and reducing the Minimum Weighted Average Spread Test from 5.85% to 5.0%).

In addition, the Borrower and the Servicer represent and warrant to the Facility Agent and Lenders that, as of the date giving effect to this Amendment, (i) no Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement are true and correct in all material respects on and as of such date (other than any representation and warranty that is made as of a specific date).

The description above is only a summary of the material provisions of the Amendment and Loan Agreement and is qualified in its entirety by reference to the provisions of the Loan Agreement, a copy which is attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10.1	Amendment No. 20 to Loan Financing and Servicing Agreement, dated as of April 16, 2025, among Specialty Credit Facility, as borrower, Specialty Credit Services, LLC, as servicer, Deutsche Bank AG, New York Branch, as facility agent, and Deutsche Bank AG, New York Branch and Customers Bank, as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Point Specialty Lending Fund

Date: April 22, 2025	By:	/s/ James Kasmarcik
	Name:	James Kasmarcik
	Title:	Chief Compliance Officer